SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 28, 2004

                                 FFW CORPORATION

             (Exact name of registrant as specified in its charter)

                                     INDIANA

                 (State or other jurisdiction of incorporation)

                   0-21170                                 35-1875502
           (Commission File Number)            (IRS Employer Identification No.)

                             1205 North Cass Street
                              Wabash, Indiana 46992
               (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code: (260) 563-3185




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Item 7. Financial Statements and Exhibits.

          (c) Exhibits

               99.1 Press Release dated January 28, 2004.

Item 12. Results of Operations and Financial Condition.

FFW Corporation, a Delaware corporation ("Registrant"), issued a press release which was publicly disseminated on January 28, 2004 announcing its results of operations for the second fiscal quarter of 2004 and six months ended December 31, 2003. A copy of the press release is furnished herewith as Exhibit 99.1. Pursuant to General Instruction B.6 of Form 8-K, this exhibit is not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, but is instead furnished as required by that instruction.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     /s/ Timothy A. Sheppard
                                     -------------------------------------------
                                     Timothy A. Sheppard
                                     Treasurer and Chief Accounting Officer

Dated: January 28, 2004